SEMI ANNUAL REPORT

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MAP ART


TEMPLETON
VIETNAM AND SOUTHEAST ASIA FUND, INC.

SEPTEMBER 30, 2001


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FRANKLIN TEMPLETON INVESTMENTS LOGO



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[BEGIN SIDEBAR]
----------------------------------------
Thank you for  investing  with  Franklin
Templeton. We encourage our investors to
maintain  a  long-term  perspective  and
remember  that  all  securities  markets
move both up and down,  as do fund share
prices.  We appreciate your past support
and  look   forward  to   serving   your
investment needs in the years ahead.
----------------------------------------
[END SIDEBAR]

[PHOTO OMITTED]
MARK MOBIUS
PRESIDENT
TEMPLETON VIETNAM AND
SOUTHEAST ASIA FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN THE EQUITY AND DEBT SECURITIES OF REGION COUNTRY ISSUERS. REGION COUNTRIES CURRENTLY INCLUDE VIETNAM, CHINA, HONG KONG, INDIA, INDONESIA, MALAYSIA, MYANMAR, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN AND THAILAND.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton Vietnam and Southeast Asia Fund covers the period ended September 30, 2001. During the six months under review, many Southeast Asian economies began to struggle against a growing trend of decreasing trade and business investment, and increasingly wary consumers. Slowing growth in developed markets such as the U.S. began impacting Asian exports, one of the region's key economic components. Most of the region's countries did, however, continue to expand trade relations, creating greater independence from U.S. influence. As further signs of progress, a number of southeast Asian governments moved to abandon their pegged exchange rates, decreased their short-term debt and built up large current account surpluses and foreign exchange reserves, all of which could help to provide cushion from an economic downturn.



CONTENTS

Shareholder Letter .........  1

Performance Summary ........  9

Important Notice
to Shareholders ............ 10

Financial Highlights &
Statement of Investments ... 11

Financial Statements ....... 15

Notes to Financial
Statements ................. 18


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.





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FUND CATEGORY ART

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
9/30/01

SINGAPORE ......................  23.2%
VIETNAM* .......................  23.1%
THAILAND .......................  16.2%
INDONESIA ......................  14.3%
SOUTH KOREA ....................   5.6%
HONG KONG ......................   3.1%
PHILIPPINES ....................   2.9%
CHINA ..........................   2.2%
TAIWAN .........................   1.8%
MALAYSIA .......................   0.7%
INDIA ..........................   0.3%
SHORT-TERM INVESTMENTS
& OTHER NET ASSETS .............   6.6%

*These are direct investments made through companies domiciled in Hong Kong and Singapore.


Singapore's economy, as measured by annualized gross domestic product (GDP), recorded an unexpected 0.8% contraction in second quarter 2001, as compared with the market consensus forecast of 1.5% growth.1 Manufacturing output declined sharply, largely due to the prolonged slump in global electronics demand. Based on recent data, the Singaporean government revised its calendar-year 2001 GDP growth estimate downward to between 0.5% and 1.5%, and announced a US$1.2 billion stimulus package to help cushion the impact of an economic slowdown.2 The package provides some cost cuts for businesses and internal revitalization through accelerated infrastructure projects.

Hong Kong's GDP unexpectedly shrank by 1.7% in the second quarter of 2001, from an annualized pace of 2.5% during the first quarter, as job losses and falling property values constrained consumer activity.3 Similarly, Taiwan's GDP registered an annualized -2.4% rate in the second quarter of 2001 after growing at 6.0% in 2000 and 1.1% annualized in the first three months of this year.4 Without a recovery in demand for Taiwanese exports, specifically semiconductors, and with low domestic demand, there was reason to believe that Taiwan's economy would continue to recede. Thailand's economy continued to expand, albeit at a relatively static pace, as GDP growth rose to 1.9% annualized in 2001's second quarter from 1.8% three months earlier.5

In contrast, the South Korean economy, as measured by GDP, grew at a 2.7% rate in the second quarter of 2001 compared with the same quarter in 2000, faster than many of its regional





1. Source: Singapore Trade and Industry Ministry, 7/10/01.
2. Source: Singapore Trade and Industry Ministry, 7/11/01.
3. Source: Census & Statistics Department of Hong Kong.
4. Source: AFX News Ltd., AFX - Asia, 8/20/01.
5. Source: Thailand National Economic and Social Development Board, 9/17/01.

counterparts.6 In August 2001, South Korea repaid the final installment of its loan from the International Monetary Fund ahead of schedule. Although this was a positive development, many analysts' estimates put a majority of the region's economies on a continued downward track through 2001's third quarter, including South Korea's.

A number of important economic and political developments helped improve investor sentiment toward the region, especially in Vietnam. The Vietnamese government has planned to implement a strategy to support local exports. Also, China and Vietnam have agreed to boost bilateral trade to US$5 billion by 2005, more than double the current pace.7 This could enhance Vietnam's trade status and improve competitiveness among its domestic industries. In an effort to improve economic development, the Vietnamese government intends to attract US$12 billion from foreign investors and spend US$11 billion by 2005.8 The Vietnamese government also plans to offer strong incentives to foreign direct investors in industries producing goods for export, processing industries and industries fostering agricultural and economic development in rural areas. Additionally, the U.S. House of Representatives recently endorsed a bilateral trade agreement with Vietnam. The endorsement paves the way for the opening of Vietnam's markets and could lead to tariff cuts on exports to the U.S. The U.S. Senate and President George W. Bush must also approve the agreement before it can become law. Finally, the U.S. recently passed a bill that ties future domestic aid to Vietnam to improvements in its human rights record.

Thailand and Indonesia underwent tremendous political and economic upheaval, with both nations straining under inquiries



6. Source: Bank of Korea, 8/23/01.
7. Source: China Internet Information Center (chinadaily.com.cn), 9/10/01.
8. Source: Vietnam News Agency, 9/5/01.

into top-level government corruption. With those issues resolved, we believe there is potential for the new governments to work toward implementation of key reforms to expedite recovery and attract foreign investment. In a sign of improving Association of Southeast Asian Nations (ASEAN) cooperation, the heads of governments of Thailand, Indonesia and the Philippines visited Singapore during August.9

Southeast Asia's equity markets generally suffered from investors' increased concerns over the faltering U.S. economy and, consequently, its dampening effect on global growth. The debt problems experienced by Argentina and Turkey also led to lower investor confidence in many emerging markets. Aside from this growing fundamental weakness, the horrific attacks in New York and Washington, D.C., on September 11 disrupted virtually every facet of day-to-day life in the United States and abroad. International capital markets were no exception, with many key securities exchanges temporarily closed amid increased volatility in the prices of commodities, currencies and other market assets that continued to trade. While there is no way to understate the magnitude of this tragedy on a human scale, we believe it is important not to overstate its economic effects in spite of the apparent volatility.

Within this difficult environment, Templeton Vietnam and Southeast Asia Fund posted a +0.34% cumulative total return in market-price terms for the six months ended September 30, 2001, as shown in the Performance Summary on page 9. Based on change in net asset value, the Fund's cumulative total return for the same period was -3.70%. In comparison, the Morgan Stanley Capital International All Country (MSCI(R) AC) Asia



9. ASEAN is currently composed of Brunei Darussalam, Cambodia, Indonesia, Laos, Malaysia, Myanmar, the Philippines, Singapore, Thailand and Vietnam.

Free ex-Japan and the International Finance Corporation Investable (IFCI) Composite Asia Indexes returned -22.09% and -20.56% during the same time.10 The Fund's performance relative to those of the MSCI and IFCI indexes mainly resulted from its heavy weighting in Thailand and its reduced exposure to Taiwan. During the six-month reporting period, the Thai market returned -5.09% compared with -38.88% for Taiwan's.11

Singaporean holdings dominated the Fund's portfolio on September 30, 2001, as we saw many value stocks trading at what we believed were appealing prices following recent stock market declines. As long-term value investors, we took this opportunity to build positions in stocks that we deemed oversold due to market sentiments rather than deteriorating fundamentals. We increased our holdings in Indonesia believing the Indonesian parliament's recent removal of scandalized and politically isolated President Wahid potentially boded well for the country's economy. We now believe the new administration may concentrate on the implementation of much-needed reforms and improving investor confidence.

On the other hand, we reduced exposure to South Korea due to the government's lack of progress in the implementation of corporate reforms. We also significantly reduced exposure to Hong Kong largely because of its weakening property market and low consumer demand. Reflecting our long-term fundamental value approach, the Fund entered the reporting period with significant holdings in Thailand. Thailand was one of Asia's better-


[BEGIN SIDEBAR]
TOP 10 INDUSTRIES
9/30/01

                           % OF TOTAL
                           NET ASSETS
-------------------------------------

REAL ESTATE                    14.9%

DIVERSIFIED
TELECOMMUNICATION SERVICES     13.5%

LEISURE EQUIPMENT
& PRODUCTS                     10.5%

CONSTRUCTION MATERIALS          8.5%

BEVERAGES                       7.3%

DIVERSIFIED FINANCIALS          5.8%

WIRELESS
TELECOMMUNICATION SERVICES      4.2%

FOOD PRODUCTS                   3.7%

OIL & GAS                       3.7%

DISTRIBUTORS                    3.6%
-------------------------------------
[END SIDEBAR]


10. Source: Standard & Poor's Micropal. The unmanaged MSCI AC Asia Free ex-Japan Index is a market capitalization-weighted equity index measuring the total returns (gross dividends are reinvested) of equity securities in Asia excluding Japan. The unmanaged IFC Investable Composite Asia Index measures the total return of equity securities across Asia, with securities' weights adjusted to reflect only the portion of total market capitalization available to foreign (non-local) investors. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
11. Source: Standard & Poor's Micropal.

[BEGIN SIDEBAR]
TOP 10 EQUITY HOLDINGS
9/30/01

COMPANY                    % OF TOTAL
INDUSTRY,COUNTRY           NET ASSETS
-------------------------------------

MAYFAIR HANOI LTD.              12.6%
REAL ESTATE, VIETNAM

INDOTEL LTD.                    10.5%
LEISURE EQUIPMENT &
PRODUCTS, VIETNAM

SIAM CEMENT PUBLIC CO. LTD.,
ORD. & FGN.                      5.7%
CONSTRUCTION MATERIALS,
THAILAND

KEPPEL CORP. LTD.                5.3%
DIVERSIFIED FINANCIALS,
SINGAPORE

SINGAPORE
TELECOMMUNICATIONS LTD.          5.1%
DIVERSIFIED TELECOMMUNICATION
SERVICES, SINGAPORE

SHIN CORPORATION PUBLIC
CO. LTD., FGN.                   3.7%
WIRELESS TELECOMMUNICATION
SERVICES, THAILAND

PT INDOSAT (PERSERO) TBK         3.7%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA

CYCLE & CARRIAGE LTD.            3.6%
DISTRIBUTORS, SINGAPORE

SINGAPORE AIRLINES LTD.          3.6%
AIRLINES, SINGAPORE

PT TELEKOMUNIKASI INDONESIA
TBK, B                           3.4%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA
-------------------------------------
[END SIDEBAR]


performing stock markets during the six-month reporting period, so our positions in the Thai market held up relatively well. We thus took the opportunity to reduce some of our Thai holdings as we found what we believed were better opportunities elsewhere.

At the end of the reporting period, the real estate industry dominated the Fund's portfolio, followed by diversified telecommunication services and leisure equipment and products. Price fluctuations and the aforementioned changes led to the replacement of four companies in the Fund's top 10 holdings during the six months under review. Singaporean companies Keppel, Cycle & Carriage, Singapore Airlines and Singapore Telecommunications replaced South Korea's Samsung Electronics and Hong Kong companies Cheung Kong Holdings, Hutchison Whampoa and Hang Lung Development as of September 30, 2001.

Despite slowing economic growth and exports, we believe Asia may attract more foreign investment in the coming months. We also believe most Asian economies should also benefit from lower U.S. interest rates and improving regional cooperation initiatives. Continued recovery, albeit slower than seen after the 1997-98 Asian crisis, along with active reforms and restructuring, could further result in expanded domestic demand.

As the aftermath of the tragic events in New York and Washington, D.C., unfolds, we expect there will be increased volatility in global financial markets. We believe this may also increase the risk of a global recession. Although the events of September 11 demonstrate the unexpected risks all investors must face in developed and emerging markets, history shows us that sustained, calm assessment of investment opportunities and purchases of stocks when there is excessive selling may often result in enhanced portfolio performance over the long term. We will continue this process to search for what we believe to be the best investment bargains we can find in emerging markets. We find that growth rates in emerging markets remain roughly 2.6 times that of developed countries or are decelerating at slower rates than developed countries.12 Many financial markets in emerging countries have also fallen or are close to historically low levels, resulting in potentially attractive entry points for possible investment in some well-managed businesses. Furthermore, governments and companies in many Asian markets have embarked on reform efforts that hold the potential to improve corporate governance, and economic and political stability. We believe that, at this time, the Fund's portfolio is well-positioned to benefit from these trends in the medium to long term.

Of course, investing in Vietnam and Southeast Asia involves special considerations, including risks related to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, reduced liquidity of emerging markets, and greater currency volatility. For example, Taiwan's equity market, as measured by the Morgan Stanley Capital International (MSCI) Taiwan Index, decreased 55.94% in the last 13 years, and suffered 13 quarterly declines of more than 15% during that time.13 Investing in any emerging market means accepting a certain amount of market volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.





12. Source: International Monetary Fund, 5/01.
13. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 9/30/01. The unmanaged MSCI Taiwan Index is a market capitalization-weighted (outstanding shares times price) equity index that measures the total returns (gross dividends are reinvested) of equity securities in Taiwan.

Because the Fund invests primarily in Vietnam and Southeast Asia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. Investment in the Fund should be considered speculative.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,


/S/SIGNATURE
Mark Mobius
President
Templeton Vietnam and Southeast Asia Fund, Inc.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/01
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.


PRICE INFORMATION


                               CHANGE         9/30/01   3/31/01
--------------------------------------------------------------------------------
Net Asset Value                -$0.29          $7.55     $7.84
Market Price (NYSE)            +$0.02          $6.00     $5.98

PERFORMANCE

                                                                 INCEPTION
                                      6-MONTH   1-YEAR   5-YEAR  (9/15/94)
--------------------------------------------------------------------------------
Cumulative Total Return1
 Based on change in net asset value    -3.70%  -12.51%  -43.44%  -41.59%
 Based on change in market price       +0.34%   -1.03%  -44.76%  -56.36%
Average Annual Total Return1
 Based on change in net asset value    -3.70%  -12.51%  -10.77%   -7.35%
 Based on change in market price       +0.34%   -1.03%  -11.19%  -11.11%


[BEGIN SIDEBAR]
1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

Effective 8/1/98, the Fund's Investment Manager agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From 10/1/94, through 9/30/95, additional fee waivers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified company investing primarily in Vietnam and Southeast Asia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
[END SIDEBAR]



For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is a Region Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50% of their assets invested in a Region Country (collectively, "Region Country Issuers"), effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is a Region Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50% of their assets invested in a Region Country (collectively, "Region Country Issuers") remains the same.

--------------------------------------------------------------------------------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
FINANCIAL HIGHLIGHTS


                                                             SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2001               YEAR ENDED MARCH 31,
                                                           ----------------------------------------------------------------------
                                                                (UNAUDITED)       2001      2000       1999      1998      1997
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $ 7.84        $11.64     $ 8.68      $9.07    $14.05    $13.91
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ............................            .03          (.02)      (.07)      (.08)      .09       .29
 Net realized and unrealized gains (losses) ..............           (.32)        (3.86)      3.03       (.31)    (4.86)      .21
                                                           ----------------------------------------------------------------------
Total from investment operations .........................           (.29)        (3.88)      2.96       (.39)    (4.77)      .50
                                                           ----------------------------------------------------------------------
Capital share repurchases ................................             --           .08         --         --        --        --
                                                           ----------------------------------------------------------------------
Tender offer expenses deducted from capital ..............             --            --         --         --      (.04)       --
                                                           ----------------------------------------------------------------------
Less distributions from:
 Net investment income ...................................             --            --         --         --      (.13)     (.31)
 Net realized gains ......................................             --            --         --         --      (.03)     (.05)
 Tax return of capital ...................................             --            --         --         --      (.01)       --
                                                           ----------------------------------------------------------------------
Total distributions ......................................             --            --         --         --      (.17)     (.36)
                                                           ----------------------------------------------------------------------
Net asset value, end of period ...........................         $ 7.55         $7.84     $11.64      $8.68     $9.07    $14.05
                                                           ======================================================================
Market value, end of perioda .............................        $6.0000       $5.9800    $8.1250    $6.9375   $8.3125  $11.2500
                                                           ======================================================================
Total return (based on market value per share)* ..........           .34%      (26.40)%     17.12%   (15.88)%  (25.14)%  (10.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $34,324       $35,610    $54,508    $40,615   $42,437  $113,214
Ratios to average net assets:
 Expenses ................................................          1.89%**       2.07%      2.15%      3.12%     2.23%     1.82%
 Expenses, excluding waiver and payments by affiliate ....          2.03%**       2.22%      2.30%      3.22%     2.23%     1.82%
 Net investment income (loss) ............................           .69%**      (.19)%     (.58)%    (1.06)%      .91%     2.04%
Portfolio turnover rate ..................................         50.05%        78.51%     68.98%     20.56%    89.42%    20.16%

* Total return is not annualized.
** Annualized.
(DAGGER)Based on average weighted shares outstanding effective year ended March 31, 2000.
a Based on the last sale on the New York Stock Exchange.


                       See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Statement of Investments, September 30, 2001 (unaudited)



                                                                                        SHARES/
                                                                          COUNTRY      WARRANTS     VALUE
-----------------------------------------------------------------------------------------------------------



     COMMON STOCKS 70.3%
     AIRLINES 3.6%
     Singapore Airlines Ltd. ........................................    Singapore      271,500  $ 1,229,654
                                                                                                 -----------
     BANKS 1.2%
     DBS Group Holdings Ltd. ........................................    Singapore       49,000      267,699
    *Philippine National Bank .......................................   Philippines       5,500        5,355
    *Thai Farmers Bank Public Co. Ltd., fgn. ........................    Thailand       427,032      158,409
                                                                                                 -----------
                                                                                                     431,463
                                                                                                 -----------
     BEVERAGES 7.3%
     Fraser and Neave Ltd. ..........................................    Singapore      284,100    1,158,049
     San Miguel Corp., B ............................................   Philippines     996,828      990,034
     Tsingtao Brewery Co. Ltd., H ...................................      China      1,292,000      343,727
                                                                                                 -----------
                                                                                                   2,491,810
                                                                                                 -----------
     CHEMICALS 3.1%
     PT Gudang Garam TBK ............................................    Indonesia    1,033,500    1,064,641
                                                                                                 -----------
     COMPUTERS & PERIPHERALS 1.8%
     Asustek Computer Inc. ..........................................     Taiwan         49,000      146,957
     Ritek Corp. ....................................................     Taiwan        586,900      471,085
                                                                                                 -----------
                                                                                                     618,042
                                                                                                 -----------
     CONSTRUCTION MATERIALS 8.5%
     Cheung Kong Infrastructure Holdings Ltd. .......................    Hong Kong      350,000      574,396
     PT Semen Gresik (Persero) TBK ..................................    Indonesia      492,127      372,612
    *Siam Cement Public Co. Ltd. ....................................    Thailand        85,019      779,851
    *Siam Cement Public Co. Ltd., fgn. ..............................    Thailand       111,381    1,191,937
                                                                                                 -----------
                                                                                                   2,918,796
                                                                                                 -----------
     DISTRIBUTORS 3.6%
     Cycle & Carriage Ltd. ..........................................    Singapore      760,575    1,240,103
                                                                                                 -----------
     DIVERSIFIED FINANCIALS 5.8%
     Keppel Corp. Ltd. ..............................................    Singapore    1,132,600    1,833,858
     Samsung Securities Co. Ltd. ....................................   South Korea       6,990      151,864
                                                                                                 -----------
                                                                                                   1,985,722
                                                                                                 -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 13.5%
     PT Indosat (Persero) TBK .......................................    Indonesia    1,584,500    1,264,988
     PT Telekomunikasi Indonesia TBK, B .............................    Indonesia    4,294,680    1,172,382
     Singapore Telecommunications Ltd. ..............................    Singapore    1,716,000    1,758,406
    *Total Access Communication Public Co. Ltd. .....................    Thailand       221,200      329,588
     Videsh Sanchar Nigam Ltd. ......................................      India         21,277       94,335
                                                                                                 -----------
                                                                                                   4,619,699
                                                                                                 -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Statement of Investments, September 30, 2001 (unaudited) (cont.)



                                                                                        SHARES/
                                                                          COUNTRY      WARRANTS     VALUE
-----------------------------------------------------------------------------------------------------------



     COMMON STOCKS (CONT.)
     ELECTRIC UTILITIES 2.0%
     Electricity Generating Public Co. Ltd., fgn. ...................    Thailand       625,400  $   534,290
     Korea Electric Power Corp. .....................................   South Korea      10,320      165,498
                                                                                                 -----------
                                                                                                     699,788
                                                                                                 -----------
     FOOD PRODUCTS 3.7%
     Cheil Jedang Corp. .............................................   South Korea       3,070       88,853
     Nong Shim Co. Ltd. .............................................   South Korea      11,400      529,301
     PT Indofoods Sukses Makmur TBK .................................    Indonesia    8,690,000      649,009
                                                                                                 -----------
                                                                                                   1,267,163
                                                                                                 -----------
     HOTELS RESTAURANTS & Leisure .8%
     Genting Bhd. ...................................................     Malaysia      106,600      259,487
                                                                                                 -----------
    *HOUSEHOLD DURABLES 1.2%
     Land and House Public Co. Ltd., fgn. ...........................     Thailand      468,900      368,963
     Land and House Public Co. Ltd., wts., 5/10/08 ..................     Thailand      213,550       58,813
                                                                                                 -----------
                                                                                                     427,776
                                                                                                 -----------
     INDUSTRIAL CONGLOMERATES .5%
     Sembcorp Industries Ltd. .......................................    Singapore      203,000      163,195
                                                                                                 -----------
     OIL & GAS 3.7%
     China Petroleum & Chemical Corp., (Sinopec), H .................      China      2,286,000      319,474
     PetroChina Co. Ltd., H .........................................      China        442,000       84,439
     PTT Exploration & Production Public Co. Ltd., fgn. .............    Thailand       348,200      861,106
                                                                                                 -----------
                                                                                                   1,265,019
                                                                                                 -----------
     REAL ESTATE 2.3%
     First Capital Corp. Ltd. .......................................    Singapore      577,000      302,163
     Hang Lung Development Co. Ltd. .................................    Hong Kong      604,000      491,749
                                                                                                 -----------
                                                                                                     793,912
                                                                                                 -----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.4%
     Samsung Electronics Co. Ltd. ...................................   South Korea       7,647      817,549
                                                                                                 -----------
     TOBACCO 1.1%
     PT Hanjaya Mandala Sampoerna TBK ...............................    Indonesia    1,185,000      387,574
                                                                                                 -----------
     WIRELESS TELECOMMUNICATION SERVICES 4.2%
    *Shin Corporation Public Co. Ltd., fgn. .........................    Thailand     3,626,000    1,283,937
     SK Telecom Co. Ltd. ............................................   South Korea       1,000      158,839
                                                                                                 -----------
                                                                                                   1,442,776
                                                                                                 -----------
     TOTAL COMMON STOCKS (Cost $27,169,341)                                                       24,124,169
                                                                                                 -----------
     DIRECT EQUITY INVESTMENTS 23.1%
(R)(DAGGER)* LEISURE EQUIPMENT & PRODUCTS 10.5%
     Indotel Ltd., acquired 11/22/96 ................................     Vietnam       900,000    3,594,960
                                                                                                 -----------


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Statement of Investments, September 30, 2001 (unaudited) (cont.)



                                                                                        SHARES/
                                                                          COUNTRY      WARRANTS     VALUE
-----------------------------------------------------------------------------------------------------------



     DIRECT EQUITY INVESTMENTS (CONT.)
(R)(DAGGER)* REAL ESTATE 12.6%
     Mayfair Hanoi, Ltd., 30% equity interest owned through HEA Holdings Ltd.,
        a wholly owned investment acquired 10/31/96 .................      Vietnam               $ 4,327,945
                                                                                                 -----------
     TOTAL DIRECT EQUITY INVESTMENTS (Cost $14,702,155) .............                              7,922,905
                                                                                                 -----------
    aSHORT TERM INVESTMENTS (Cost $2,426,052) 7.0%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ..  United States  2,426,052    2,426,052
                                                                                                 -----------
     TOTAL INVESTMENTS (COST $44,297,548) 100.4% ....................                             34,473,126
     OTHER ASSETS, LESS LIABILITIES (.4%) ...........................                               (149,126)
                                                                                                 -----------
     TOTAL NET ASSETS 100.0% ........................................                            $34,324,000
                                                                                                 ===========


     *Non-income producing.
     (DAGGER)See note 6 regarding holdings of 5% voting securities.
     (R)See note 7 regarding restricted securities.
     a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.



                       See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)



Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $29,595,393) ......................................  $26,550,221
  Affiliated issuers (cost $14,702,155) ........................................    7,922,905 $ 34,473,126
                                                                                  -----------
 Cash ..........................................................................                       913
 Dividends and interest receivable .............................................                    54,843
                                                                                              ------------
      Total assets .............................................................                34,528,882
                                                                                              ------------
Liabilities:
 Payables to affiliates ........................................................                    45,413
 Accrued expenses ..............................................................                   159,469
                                                                                              ------------
      Total liabilities ........................................................                   204,882
                                                                                              ------------
Net assets, at value ...........................................................              $ 34,324,000
                                                                                              ============
Net assets consist of:
 Undistributed net investment income ...........................................              $    126,210
 Net unrealized depreciation ...................................................                (9,824,422)
 Accumulated net realized loss .................................................               (40,136,618)
 Capital shares ................................................................                84,158,830
                                                                                              ------------
Net assets, at value ...........................................................              $ 34,324,000
                                                                                              ============
Net asset value per share ($34,324,000 (DIVIDE) 4,544,773 shares outstanding) ..                     $7.55
                                                                                              ============

                       See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)



Investment Income:
 (net of foreign taxes of $71,007)
 Dividends .....................................................................   $  471,705
 Interest ......................................................................        1,707
                                                                                  -----------
      Total investment income ..................................................               $   473,412
Expenses:
 Management fees (Note 3) ......................................................      273,216
 Administrative fees (Note 3) ..................................................       38,482
 Transfer agent fees ...........................................................       12,100
 Custodian fees ................................................................       17,000
 Registration and filing fees ..................................................        9,250
 Professional fees .............................................................       12,245
 Directors' fees and expenses ..................................................       10,207
                                                                                  -----------
      Total expenses ...........................................................                   372,500
      Expenses waived/paid by affiliate (Note 3) ...............................                   (25,298)
                                                                                              ------------
        Net expenses ...........................................................                   347,202
                                                                                              ------------
           Net investment income ...............................................                   126,210
                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..................................................................   (7,407,132)
  Foreign currency transactions ................................................      (79,365)
                                                                                  -----------
      Net realized loss ........................................................                (7,486,497)
      Net unrealized appreciation on investments ...............................                 6,074,276
                                                                                              ------------
Net realized and unrealized loss ...............................................                (1,412,221)
                                                                                              ------------
Net decrease in net assets resulting from operations ...........................               $(1,286,011)
                                                                                              ============




                       See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended September 30, 2001 (unaudited) and the year ended March 31, 2001


                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                            SEPTEMBER 30, 2001    MARCH 31, 2001
                                                                            ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................      $   126,210         $   (79,511)
  Net realized loss from investments and foreign currency transactions ...       (7,486,497)         (3,054,598)
  Net unrealized appreciation (depreciation) on investments ..............        6,074,276         (14,806,516)
                                                                            ------------------------------------
      Net decrease in net assets resulting from operations ...............       (1,286,011)        (17,940,625)

 Capital share transactions (Note 2) .....................................               --            (957,256)
                                                                            ------------------------------------
      Net decrease in net assets .........................................       (1,286,011)        (18,897,881)
Net assets:
 Beginning of period .....................................................       35,610,011           54,507,892
                                                                            ------------------------------------
 End of period ...........................................................      $34,324,000         $ 35,610,011
                                                                            ====================================
Undistributed net investment income included in net assets:
 End of period ...........................................................      $   126,210         $         --
                                                                            ====================================

                       See notes to financial statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan, and Thailand. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At September 30, 2001, there were 100,000,000 shares authorized ($0.01 par value). During the period ended September 30, 2001, there were no share transactions. During the year ended March 31, 2001, 136,400 shares were repurchased for $957,256. The weighted average discount of market price to net asset value of shares repurchased during the year ended March 31, 2001 was 28%. Through September 30, 2001, the Fund had repurchased a total of 136,400 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. From its investment management fee, TAML pays a shareholder servicing agent fee to UBS Warburg LLC of 0.10% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Three individuals have brought an action, captioned In Re: Templeton Securities Litigation (Civil Action No. 98-6059), against the Fund, its investment manager and certain of the Fund's officers, directors and other affiliates seeking to recover damages in connection with the Fund's tender offer on January 20, 1998 and certain investments of the Fund. The Fund, its investment manager and its affiliates strongly believe that the claims made in these actions are without merit.


4. INCOME TAXES

At September 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $45,228,939 was as follows:

                 Unrealized appreciation ..........  $    600,516
                 Unrealized depreciation ..........   (11,356,329)
                                                     ------------
                 Net unrealized depreciation ......  $(10,755,813)
                                                     ============

At March 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2006 ............................  $     55,890
                  2007 ............................    19,331,627
                  2008 ............................     5,602,511
                                                     ------------
                                                     $ 24,990,028
                                                     ============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $5,774,321 and $11,792, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2002.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $17,513,096 and $17,155,260, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at September 30, 2001 were as shown below.


                           NUMBER OF                                  NUMBER OF                                         REALIZED
                          SHARES HELD      GROSS        GROSS        SHARES HELD        VALUE        DIVIDEND INCOME     CAPITAL
NAME OF ISSUER          MARCH 31, 2001   ADDITIONS   REDUCTIONS    SEPT. 30, 2001   SEPT.30, 2001    4/01/01-9/30/01   GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Indotel Ltd. .............   900,000           --            --          900,000     $3,594,960                  --            --
Mayfair Hanoi Ltd., 30% equity
 interest owned through HEA
 Holdings Ltd. ............       --           --            --               --      4,327,945                  --            --
                                                                                  ------------------------------------------------
TOTAL AFFILIATES ..........                                                          $7,922,905                 $--           $--
                                                                                  ================================================

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $7,922,905 (23.1% of net assets) at September 30, 2001.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company, and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.


Transfer Agent

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.mellon-investor.com




SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirectSM. For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

       [GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030



SEMIANNUAL REPORT
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.


TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgfield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTVF S2001 11/01

[GRAPHIC OMITTED]
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